                                                                    EXHIBIT 99.2

                         [HEALTHCARE REALTY TRUST LOGO]


                                  NEWS RELEASE
--------------------------------------------------------------------------------

               Contact: Scott W. Holmes, Senior Vice President and
                    Chief Financial Officer, (615) 269-8175

            HEALTHCARE REALTY TRUST ANNOUNCES FOURTH QUARTER RESULTS

      NASHVILLE, Tennessee January 27, 2005 -- Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the fourth quarter that ended December 31, 2004. Revenues for the fourth quarter totaled $62.9 million, compared with the prior year's $48.8 million. Net income for the period was $16.1 million, or $0.34 per diluted common share, versus $16.9 million, or $0.40 per diluted common share, for the fourth quarter of 2003.

      Funds from operations ("FFO"), calculated according to the definition of the National Association of Real Estate Investment Trusts ("NAREIT") and comprised primarily of net income and depreciation from real estate, totaled $31.9 million for the fourth quarter of 2004, compared with $29.0 million for the same period in 2003. FFO per diluted common share for the fourth quarter of 2004 totaled $0.67, compared with $0.69 for the fourth quarter of 2003. Prior to asset impairment charges totaling $606 thousand, FFO per diluted common share was $0.69 for the fourth quarter of 2004. A reconciliation of FFO to net income follows.

      Revenues for the twelve months ended December 31, 2004 totaled $227.2 million compared with the prior year's $184.2 million. Net income for the twelve-month period was $63.4 million, or $1.42 per diluted common share, versus $70.5 million, or $1.69 per diluted common share, for the same period in 2003. FFO totaled $118.2 million for the twelve months ended December 31, 2004, compared with $114.0 million for the same period ended December 31, 2003. FFO per diluted common share for the twelve months ended December 31, 2004 was $2.65, versus $2.73 for the same period in 2003. Prior to asset impairment charges totaling $1.2 million, FFO per diluted common share was $2.68 for the twelve months ended December 31, 2004.

      The decline in net income for the three and twelve months ended December 31, 2004 is largely related to the application of Financial Accounting Standards Board ("FASB") Statement No. 141 in accounting for the acquisition of approximately $299 million in real estate operations during 2004. FASB Statement No. 141 requires that the purchase price of these real estate operations be allocated between the land, the physical building as if the building was vacant when acquired, the lease intangible assets, the goodwill, and the customer relationship assets acquired. The purchase price allocated to the lease intangible assets is amortized over the remaining lease term, typically one to five years, compared to the estimated depreciable life of the building of 39 years. The majority of the lease intangible amortization is charged to amortization expense and, because it is accelerated, has reduced net income more significantly for the current year than prior years due to the increased volume of acquisitions. Net income for the twelve months ended December 31, 2004 also included a non-cash amortization charge of $2.4 million during the third quarter of 2004, as discussed in the Form 10-Q for the third quarter. Further, net income for the three and twelve months ended December 31, 2004 includes impairment charges of $606 thousand and $1.2 million, respectively, related to the dispositions of real estate assets including the non-cash write-off of straight line rent receivables.

      Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. As of December 31, 2004, the Company had investments of approximately $2.0 billion in 253 real estate properties or mortgages, totaling approximately
13.2 million square feet. The Company's portfolio was comprised of six major facility types, located in 31 states. The Company provided property management services to approximately 7.7 million square feet nationwide.



        The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter's operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2003. Forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims any obligation to update forward-looking material.



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
HR Reports Fourth Quarter Results
Page Two
January 27, 2005

                      HEALTHCARE REALTY TRUST INCORPORATED
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                THREE MONTHS ENDED                   TWELVE MONTHS ENDED
                                                                   DECEMBER 31,                          DECEMBER 31,
                                                         -------------------------------       -------------------------------
                                                             2004               2003                2004               2003
                                                         ------------       ------------       ------------       ------------
                                                         (Unaudited)        (Unaudited)         (Unaudited)
Revenues:
  Master lease rental income                             $     22,185       $     20,926       $     84,942       $     80,329
  Property operating income                                    33,153             20,248            111,016             73,077
  Straight line rent                                              789                521              1,592              2,419
  Mortgage interest income                                      1,180              2,763              8,766             10,441
  Other operating income                                        5,635              4,316             20,835             17,978
                                                         ------------       ------------       ------------       ------------
                                                               62,942             48,774            227,151            184,244
Expenses:
  General and administrative                                    3,514              2,887             12,822             11,121
  Adjustment to amortization of deferred
     compensation                                                  --                 --              2,440                 --
  Property operating expenses                                  17,892              9,752             56,659             34,544
  Interest                                                     10,911              8,964             43,380             34,602
  Depreciation                                                 12,486             10,241             46,050             39,844
  Amortization                                                  3,152              1,275              8,155              1,315
                                                         ------------       ------------       ------------       ------------
                                                               47,955             33,119            169,506            121,426
                                                         ------------       ------------       ------------       ------------
Income from continuing operations                              14,987             15,655             57,645             62,818

Discontinued operations:
   Operating income from discontinued operations                1,672              1,642              6,993              8,798
   Loss on sale of real estate properties and
      impairments                                                (606)              (441)            (1,210)            (1,109)
                                                         ------------       ------------       ------------       ------------
                                                                1,066              1,201              5,783              7,689
                                                         ------------       ------------       ------------       ------------
Net income                                               $     16,053       $     16,856       $     63,428       $     70,507
                                                         ============       ============       ============       ============
Basic earnings per common share:
   Income from continuing operations per
      common share                                       $       0.32       $       0.38       $       1.32       $       1.53
                                                         ============       ============       ============       ============
   Discontinued operations per common share              $       0.03       $       0.02       $       0.13       $       0.18
                                                         ============       ============       ============       ============
   Net income per common share                           $       0.35       $       0.40       $       1.45       $       1.71
                                                         ============       ============       ============       ============
Diluted earnings per common share:
   Income from continuing operations per common share    $       0.32       $       0.37       $       1.29       $       1.50
                                                         ============       ============       ============       ============
   Discontinued operations per common share              $       0.02       $       0.03       $       0.13       $       0.19
                                                         ============       ============       ============       ============
   Net income per common share                           $       0.34       $       0.40       $       1.42       $       1.69
                                                         ============       ============       ============       ============

Weighted average common
     shares outstanding - Basic                            46,377,130         41,693,382         43,650,455         41,129,282
                                                         ============       ============       ============       ============
Weighted average common
     shares outstanding - Diluted                          47,353,076         42,276,811         44,572,367         41,780,088
                                                         ============       ============       ============       ============


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
HR Reports Fourth Quarter Results
Page Three
January 27, 2005

                      HEALTHCARE REALTY TRUST INCORPORATED
                   RECONCILIATION OF FUNDS FROM OPERATIONS (1)
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                        THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                           DECEMBER 31,                      DECEMBER 31,
                                                                   ----------------------------      ----------------------------
                                                                       2004            2003             2004             2003
                                                                   -----------      -----------      -----------      -----------
Net income (2)                                                     $    16,053      $    16,856      $    63,428      $    70,507
  Net loss on sale of real estate properties                                 0              441                0            1,109
  Real estate depreciation and amortization                             15,808           11,741           54,818           42,370
                                                                   -----------      -----------      -----------      -----------
  Total adjustments                                                     15,808           12,182           54,818           43,479
                                                                   -----------      -----------      -----------      -----------
Funds from operations - Basic and Diluted                          $    31,861      $    29,038      $   118,246      $   113,986
                                                                   ===========      ===========      ===========      ===========
Funds from operations per common share - Basic                     $      0.69      $      0.70      $      2.71      $      2.77
                                                                   ===========      ===========      ===========      ===========
Funds from operations per common share - Diluted                   $      0.67      $      0.69      $      2.65      $      2.73
                                                                   ===========      ===========      ===========      ===========
Weighted average common shares outstanding - Basic                  46,377,130       41,693,382       43,650,455       41,129,282
                                                                   ===========      ===========      ===========      ===========
Weighted average common  shares outstanding - Diluted               47,353,076       42,276,811       44,572,367       41,780,088
                                                                   ===========      ===========      ===========      ===========
Impairments                                                        $       606      $         0      $     1,210      $         0
                                                                   ===========      ===========      ===========      ===========
Per share impact of impairments on diluted funds from operations   $      0.02      $      0.00      $      0.03      $      0.00
                                                                   ===========      ===========      ===========      ===========

(1) Funds from operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures."

      Management believes FFO and FFO per share to be important supplemental measures of a REIT's performance because they provide an understanding of the operating performance of the Company's properties without giving effect to significant non-cash items, primarily depreciation of real estate. Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company's peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs; furthermore, because FFO per share is consistently and regularly reported, discussed and compared by research analysts in their notes and publications about REITs; and finally, because research analysts publish their earnings estimates and consensus estimates for healthcare REITs only in terms of fully-diluted FFO per share and not in terms of net income or earnings per share. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share.

      However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

(2) During the third quarter of 2004, the Company concluded that certain amendments related to retirement provisions in the employment agreements of certain officers that were effective as of January 1, 2000 impacted the measurement dates and amortization periods related to the restricted stock of those officers. In the third quarter of 2004, the Company adjusted its non-cash amortization of the restricted stock for these officers resulting in a $2.4 million adjustment. Net income includes non-cash deferred compensation, including the $2.4 million adjustment, of $885 thousand and $686 thousand, respectively, for the three months ended December 31, 2004 and 2003, and $5.9 million and $2.8 million, respectively, for the twelve months ended December 31, 2004 and 2003. Further, net income for the three and twelve months ended December 31, 2004 includes impairment charges of $606 thousand and $1.2 million, respectively, related to the disposition of real estate assets including the non-cash write-off of straight line rent receivables.

Healthcare Realty Trust maintains a website: www.healthcarerealty.com to provide general corporate, investor and financial information.

                                     -END-